UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2006 (November 15, 2006)

CollaGenex Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28308	52-1758016
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 579-7388

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 1, 2006, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-131655) of CollaGenex Pharmaceuticals, Inc. (the “Company”) filed on February 8, 2006 with the Commission (the “Registration Statement”).  The Registration Statement permits the Company to issue, in one or more offerings, shares of common stock at an aggregate initial offering price not to exceed $75,000,000.

On November 15, 2006, the Company entered into a placement agent agreement (the “Placement Agent Agreement”) with Lazard Capital Markets LLC (the “Placement Agent”), pursuant to which the Placement Agent has agreed to act as the Company’s placement agent in connection with an offering of 3.5 million shares of the Company’s common stock (the “Offering”) under the Registration Statement.

In connection with the Placement Agent Agreement and the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

•                                          as Exhibit 1.1, the Placement Agent Agreement, including as Exhibit A thereto the form of Subscription Agreement to be entered into by the Company and the investors in the Offering; and

•                                          as Exhibits 5.1 and 23.1, the legal opinion of Wilmer Cutler Pickering Hale and Dorr LLP relating to the shares of common stock to be issued and sold in the Offering.

On November 16, 2006, the Company announced that it had entered into definitive agreements with institutional and other investors to sell approximately 3.5 million shares of common stock for an aggregate purchase price of approximately $45.5 million.  The Company expects that the net proceeds of the Offering will be approximately $42.6 million after deducting the placement agent fees, financial advisory fees and all estimated offering expenses that are payable by the Company.  Leerink Swann & Company acted as financial advisor to the Company in connection with the Offering.

A copy of the Placement Agent Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The foregoing description of the Placement Agent Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.  The Company’s press release announcing the Offering is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index attached hereto.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLAGENEX PHARMACEUTICALS, INC.

Date: November 16, 2006	By:	/s/ Nancy C. Broadbent
Nancy C. Broadbent Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Placement Agent Agreement, dated November 15, 2006, by and between the Company and Lazard Capital Markets LLC.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of CollaGenex Pharmaceuticals, Inc. dated November 16, 2006.